DELAWARE VIP TRUST

Delaware VIP REIT Series

Supplement to the Series' Statement of Additional Information
dated April 30, 2006

On May 8, 2006, Babak Zenouzi will assume primary responsibility for making the day-to-day investment decisions for Delaware VIP REIT Series.

The following information supplements the section entitled "Officers and Trustees" beginning on page 48 of the Statement of Additional Information.

Following is additional information regarding investment professionals affiliated with the Trust.
Name, Address and Birthdate	Position(s) Held with the Trust	Length of Time Served	Principal Occupation for the Past 5 Years
Babak Zenouzi 2005 Market Street Philadelphia, PA 19103 February 9, 1963	Senior Vice President and Senior Portfolio Manager effective May 18, 2006.	Since May 8, 2006.

Mr. Zenouzi served as a partner and senior portfolio manager at Chartwell Investment Partners prior to joining Delaware Investments in May 2006. Mr. Zenouzi served in various capacities at different times at Delaware Investment from 1992 - 1999.

The following information supplements "Appendix B - Portfolio Managers" to the Statement of Additional Information.

Mr. Zenouzi is responsible for the following accounts. The assets listed below are as of December 31, 2005.
	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
Babak Zenouzi
Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	6 0 6	$2.4 billion $0 $111.9 million	0 0 0	$0 $0 $0

This Supplement is dated May 5, 2006.